SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

___________________

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920 (Commission File No.)	02-0451017 (IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 Entry into a Material Definitive Agreement; and
ITEM 8.01. OTHER EVENTS
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Ex-23.1 Consent of Independent Registered Public Accounting Firm
Ex-99.1 Business
Ex-99.2 Selected Financial Data
Ex-99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations
Ex-99.4 Financial Statements and Supplementary Data
Ex-99.5 Ratios of Earnings to Fixed Charges

ITEM 1.01      Entry into a Material Definitive Agreement
Approval of Employee Stock Purchase Plan
At the Annual Meeting of Stockholders of Fisher Scientific International Inc., held on May 5, 2006, stockholders approved the Fisher Scientific International Inc. Employee Stock Purchase Plan. Eligible employees will be entitled to purchase Fisher stock at the end of two offering periods per year; the first offering period for eligible employees to purchase stock will close on May 12, 2006. A copy of the Fisher Scientific International Inc. Employee Stock Purchase Plan is incorporated by reference to the definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2006.
Amendment to Employment Letter of Thomas L. Rea
In order to acknowledge the increased responsibilities and obligations of Thomas L. Rea, on May 7, 2006 the Compensation Committee of the Board of Directors approved the addition of an addendum to Mr. Rea’s employment letter, originally dated December 22, 1997, to provide for certain severance payments and benefits to be made and provided to Mr. Rea if the Company terminates his employment (other than for cause or disability) or if Mr. Rea terminates employment for good reason, in either case within two years following a change in control of the Company. In the event of such a termination, Mr. Rea will be entitled to a severance payment equal to two and one half times the sum of his salary and target bonus; payment of a pro-rata annual target bonus for the year in which the termination occurs; continued provision of welfare benefits, perquisites and executive benefits for two and one half years following termination of employment; a payment equal to two and one half years of Company matching contributions; and two and one half years of additional age and service credit for purposes of determining his benefit under the Company’s Executive Retirement and Savings Program.

ITEM 8.01. OTHER EVENTS

     In March, 2006, the Company committed to a plan to dispose of the Company’s laboratory workstations business. Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” requires us to present the account balances and activities of the laboratory workstations business as discontinued operations. While account balances and activities are being reclassified, gains or losses arising from the actual discontinuance of the business will be recorded in 2006. We are therefore updating our previously issued annual financial statements and certain other financial information originally reported within our Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”). This Current Report on Form 8-K updates Items 1 through 8 of our Annual Report and Exhibit 12.01 to our Annual Report to recast the account balances and activities of the aforementioned business as discontinued operations.

Items 1 through 8 of our Annual Report and Exhibit 12.01 to our Annual Report are set forth on Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto, respectively, and are incorporated by reference herein. We have not modified or updated any other disclosures presented in our 2005 Annual Report on Form 10-K.

ITEM 9.01 Financial Statements and Exhibits

See Exhibit Index.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: May 11, 2006	By:	/s/ Kevin P. Clark

		Name:	Kevin P. Clark
		Title:	Vice President, Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

Exhibit 10.01	Fisher Scientific International Inc. Employee Stock Purchase Plan, incorporated by reference to the definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2006
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Business
Exhibit 99.2	Selected Financial Data
Exhibit 99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.4	Financial Statements and Supplementary Data
Exhibit 99.5	Ratio of Earnings to Fixed Charges

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